REINSTATEMENT OF AND THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW
INSTRUCTIONS

THIS REINSTATEMENT OF AND THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (“Third Amendment”) is made and entered into as of this 26th day of May, 2011 by and between BRYANT MOB MEDICAL COMPLEX, LLC, a Delaware limited liability company (“Seller”); and G&E HC REIT II BRYANT MOB, LLC, a Delaware limited liability company, its successors and assigns (“Buyer”).

Recitals

WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement and Escrow Instructions, dated as of April 20, 2011 (the “Original Purchase Agreement”), as amended by a First Amendment To Purchase and Sale Agreement and Escrow Instructions dated April 29, 2011, and a Second Amendment to Purchase and Sale Agreement and Escrow Instructions dated May 4, 2011 (collectively, the “Purchase Agreement”);

WHEREAS, the Purchase Agreement automatically terminated on May 10, 2011 due to the failure of Buyer to provide an Approval Notice pursuant to Section 3.5 of the Purchase Agreement; and

WHEREAS, Seller and Buyer desire to reinstate and further amend the Purchase Agreement as set forth below.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as follows:

1. Recitals. The recitals set forth above are true and correct and are hereby incorporated in their entirety. Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Purchase Agreement.

2. End of Due Diligence Period; Approval Notice. Buyer and Seller acknowledge and agree that the Due Diligence Period expired on May 10, 2011. Notwithstanding the expiration of the Due Diligence Period, Buyer and Seller acknowledge and agree that by execution and delivery of this Amendment, Buyer shall be deemed to have given its Approval Notice to Seller as of the date hereof.

3. Extension Notice; Closing Date. Seller acknowledges that Buyer exercised its right to extend the Closing Date pursuant to Section 1.5 of the Purchase Agreement by email on May 9, 2011 and further acknowledges that it agreed to accept such an extension and hereby agrees that an Extension Notice has been given by Buyer. Buyer and Seller acknowledge and agree that the Closing Date shall be May 27, 2011.

4. Additional Deposit; Extension Deposit. Within two (2) Business Days of the date of this Third Amendment, Buyer shall deposit with Escrow Agent the Additional Deposit and the Extension Deposit.

5. Amendment of Section 5.8.1. Schedule 5.8.1 is modified with respect to the Property to read as follows:

Transfer Taxes – 50% Buyer and 50% Seller

Owner’s Title Insurance Premium – Seller

Endorsements to Owner’s Title Insurance Policy – Buyer

Lender’s Title Insurance Policy – N/A

Recordation Taxes and Fees related to the transfer of the ground lease interests, as applicable – 50% Buyer and 50% Seller

Survey Charges – Buyer

Title Search – Seller

Mortgage Taxes – N/A

6. Hospital Service Contract Assumption. The Buyer shall assume at Closing that certain Service Contractor Agreement dated September 2, 2010 with Saline County Medical Center, pursuant to the Bill of Sale and Assignment.

7. Reinstatement and Ratification. The parties hereby agree that the Purchase Agreement is hereby reinstated and except as specifically herein amended, all terms, provisions, conditions and exhibits contained in the Purchase Agreement are hereby confirmed, ratified and restated and shall remain unmodified and in full force and effect. In the event that any provision of this Third Amendment shall conflict with the terms, provisions, conditions, and exhibits of the Purchase Agreement, the terms of this Third Amendment shall govern and control.

8. Counterparts; Signatures. This Third Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Third Amendment. Signatures to this Third Amendment transmitted by .pdf, electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Third Amendment.

9. Successors and Assigns. This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank; Signatures Follow on Next Page]

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date indicated in the preamble above.

BUYER:

G&E HC REIT II BRYANT MOB, LLC,
a Delaware limited liability company

By: /s/ Danny Prosky
Name: Danny Prosky
Its: Authorized Signatory

SELLER:

BRYANT MOB MEDICAL COMPLEX, LLC, a Delaware limited liability company
By its Manager:
Landmark Healthcare Properties Fund, LLC, a Delaware series limited liability company, on behalf of its Bryant MOB Series
By its sole Member:
Landmark Healthcare Companies LLC, a Delaware limited liability company
By: /s/ Nicholas F. Checota
Nicholas F. Checota President

[Signature page to Third Amendment to Purchase and Sale Agreement and Escrow Instructions]